                                                                    EXHIBIT 10.6

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                                  February 20, 2003


LKQ Corporation
120 North LaSalle Street
Suite 3300
Chicago, Illinois  60602

Ladies and Gentlemen:

          Reference is made hereby to that certain Amended and Restated Credit Agreement dated as of June 21, 2002 among LKQ Corporation, a Delaware corporation ("Borrower"), the financial institutions from time to time a party thereto ("Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), LaSalle Bank National Association, as Co-Syndication Agent for the Lenders, and Fleet National Bank, as Co-Syndication Agent, as amended to date (the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

          Borrower has requested that Lenders agree to amend the Credit Agreement in order to provide an additional Term Loan B in the amount of $9,000,000 thereunder and to otherwise amend the Credit Agreement in certain respects. Lenders have agreed to such amendment, on the terms, and subject to the conditions, contained herein.

          Therefore, Borrower and Lenders hereby agree as follows:

          1.      AMENDMENT.  The Credit Agreement is hereby amended as follows:

          (a) The third paragraph of the Credit Agreement is hereby amended and restated as follows:

          WHEREAS, the Lenders and the Company have agreed to amend and restate the Original Credit Agreement in order to provide for a revolving credit facility and term loans upon the terms and conditions set forth in this Agreement;

          (b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of "Aggregate Commitment," "Commitment," "Commitment Percentage," "Interest Period" and "Note" respectively, as follows:

          "Aggregate Commitment" means the combined Aggregate Revolving Commitment, the Aggregate Term A Commitment and the Aggregate Term B Commitment.

          "Commitment" means, for each Lender, the aggregate of its Revolving Commitment, its Term A Commitment and its Term B Commitment.

          "Commitment Percentage" means, as to any Lender, the percentage equivalent of the sum of such Lender's Revolving Commitment, Term A Commitment and Term B Commitment, divided by the Aggregate Commitment.

          "Interest Period" means, with respect to any IBOR Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which a Loan is converted to an IBOR Loan and ending on the date one, two or three months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

          provided, that:

               (i) if any Interest Period pertaining to an IBOR Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless, in the case of an IBOR Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period pertaining to an IBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for any Term Loan A shall extend beyond the Term Maturity Date, no Interest Period for any Term Loan B shall extend beyond the Term Loan B Maturity Date and no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date; and

               (iv) no Interest Period applicable to a Term Loan A or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loan A unless the aggregate principal amount of the Term Loan A represented by Base Rate Loans, or by IBOR Loans having Interest Periods that will expire on or before such date, is equal to or in excess of the amount of such principal payment.

          "Note" means a Revolving Note, a Term Note A or a Term Note B; and "Notes" means the Revolving Notes, the Term Note A and the Term Note B.

          (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Aggregate Term Commitment" and replacing it with the following definitions:

          "Aggregate Term A Commitment" means the combined Term A Commitments of the Lenders, in the initial aggregate principal amount of Twenty Million Dollars ($20,000,000), as such amount may be reduced from time to time pursuant to this Agreement.

          "Aggregate Term B Commitment" means the combined Term B Commitment of the Lenders, in the initial aggregate principal amount of Nine Million Dollars ($9,000,000), as such amount may be reduced from time to time pursuant to this Agreement.

          (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Term Commitment" and replacing it with the following definitions:

          "Term A Commitment" with respect to each Lender, has the meaning specified in Section 2.1(a)(i).

          "Term B Commitment" with respect to each Lender, has the meaning specified in Section 2.1(a)(ii).

          (e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Term Loan" and replacing it with the following definitions:

          "Term Loans" has the meaning specified in subsection 2.1(a)(iii).

          "Term Loan A" has the meaning specified in subsection 2.1(a)(i).

          "Term Loan B" has the meaning specified in subsection 2.1(a)(ii).

          (f) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Term Note" and replacing it with the following definitions:

          "Term Note A" means a promissory note of the Company payable to the order of a Lender, in substantially the form of EXHIBIT F, evidencing the aggregate indebtedness of the Company to such Lender resulting from the portion of the Term Loan A made by such Lender.

          "Term Note B" means a promissory note of the Company payable to the order of a Lender, in substantially the form of EXHIBIT F-1, evidencing the aggregate indebtedness of the Company to such Lender resulting from the portion of the Term Loan B made by such Lender.

          (g) Section 1.1 of the Credit Agreement is hereby amended by inserting therein, in appropriate alphabetical order, new definitions of the terms "AutoNation Purchase", "AutoNation Purchase Agreement" and "Term Loan B Maturity Date" as follows:

          "AutoNation Purchase" means the purchase of up to 2,000,000 shares of common stock of the Company from AutoNation, Inc. pursuant to the terms of the AutoNation Purchase Agreement and from other shareholders of the Company in connection therewith.

          "AutoNation Purchase Agreement" means the Stock Purchase Agreement dated as of February 20, 2003 by and between AutoNation, Inc. and the Company.

          "Term Loan B Maturity Date" means February 20, 2004.

          (h) Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a)     THE TERM A AND TERM B COMMITMENTS.

          (i) Each Lender agrees, on the terms and conditions hereinafter set forth, that a portion of the Closing Date Outstandings under the Original Credit Agreement in the aggregate amount of $20,000,000 shall, on the Closing Date, be converted into a single term loan to the Company (the "Term Loan A"). Each Lender severally agrees that its portion of the Term Loan A shall be equal to the amount set forth opposite such Lender's name in SCHEDULE 2.1(a) under the heading "Term A Commitment" (such amount, as the same may be reduced as a result of one or more assignments pursuant to
     Section 10.8, such Lender's "Term A Commitment"). Amounts deemed to be a portion of the Term Loan A and which are repaid or prepaid by the Company may not be reborrowed. Conversion of a Base Rate Loan to an IBOR Loan, or an IBOR Loan to a Base Rate Loan, or the continuation of an IBOR Loan to another IBOR Loan, shall not be deemed to be a repayment or prepayment for purposes of the preceding sentence.

          (ii) Each Lender agrees, on the terms and conditions hereinafter set forth, to make loans to the Company in the aggregate amount of $9,000,000, on February 20, 2003 (the "Term Loan B"). Each Lender severally agrees that its portion of the Term Loan B shall be equal to the amount set forth opposite such Lender's name in SCHEDULE 2.1(a) under the heading "Term B Commitment" (such amount, as the same may be reduced as a result of one or more assignments pursuant to Section 10.8, such Lender's "Term B Commitment"). Amounts deemed to be a portion of the Term Loan B and which are repaid or prepaid by the Company may not be reborrowed. Conversion of a Base Rate Loan to an IBOR Loan, or an IBOR Loan to a Base Rate Loan, or the continuation of an IBOR Loan to another IBOR Loan, shall not be deemed to be a repayment or prepayment for purposes of the preceding sentence.

          (iii) Term Loan A and Term Loan B are sometimes referred to individually as a "Term Loan" and together as the "Term Loans".

          (i) Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a)(i) The portion of the Term Loan A made by each Lender shall be evidenced by a Term Note A payable to the order of that Lender in an amount equal to its Term A Commitment.

          (a)(ii) The portion of the Term Loan B made by each Lender shall be evidenced by a Term Note B payable to the order of that Lender in an amount equal to its Term B Commitment.

          (j) Section 2.5 of the Credit Agreement is hereby amended by deleting the phrase "the Term Loan" from the seventh line thereof and replacing it with the phrase "Term Loan A and Term Loan B."

          (k) Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          2.6.    OPTIONAL PREPAYMENTS.

          Subject to Section 3.4, the Company may, at any time or from time to time, upon at least two Business Days' notice in the case of IBOR Loans, or upon same day notice in the case of Base Rate Loans, to the Administrative Agent, ratably, in accordance with each Lender's Commitment Percentage, prepay Loans in whole or in part, (a) in the case of Revolving Loans which are IBOR Loans, in minimum amounts of Five Hundred Thousand Dollars ($500,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof, (b) in the case of Revolving Loans which are Base Rate Loans, in any amount and (c) in the case of Term Loans, in minimum amounts of Five Hundred Thousand Dollars ($500,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof. Each notice of prepayment shall specify the date and amount of such prepayment, whether such prepayment is of Term Loan A, Term Loan B or the Revolving Loans and whether such prepayment is of Base Rate Loans or IBOR Loans, or any combination thereof and if such prepayment includes a prepayment of IBOR Loans, the Interest Periods of the Loans to be prepaid. Such notice shall not thereafter be revocable by the Company and the Administrative Agent will promptly notify each Lender thereof and of such Lender's Commitment Percentage of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4. Any prepayments by the Company pursuant to this Section 2.6 shall be applied to the Revolving Loans, Term Loan A or Term Loan B as specified in the Company's notice of prepayment; provided, that if applied to Term Loan A, such prepayments shall be applied against the remaining installments of Term Loan A in the order of their maturities. If the Company shall have failed to specify in its notice of prepayment the Loans to which such prepayment is to be applied, any prepayments by the Company pursuant to this Section 2.6 shall be applied first to Revolving Loans, then to Term Loan A and then to Term Loan B and within each category, first to any Base Rate Loans then outstanding and then to IBOR Loans with the shortest Interest Periods remaining. Amounts applied to the Revolving Loans pursuant to this Section 2.6 shall not permanently reduce or terminate the Revolving Commitments or the Aggregate Revolving Commitment, unless otherwise specified by the Company in its notice of prepayment and only if such reduction or termination is permitted under
     Section 2.5.

          (l) Section 2.7 of the Credit Agreement is hereby amended by deleting the second to the last sentence of such Section and replacing it with the following:

     Except as otherwise provided in Section 6.6, to the extent that the Property subject to the applicable Disposition or Event of Loss consists of machinery or equipment, real Property or other Property other than Accounts Receivable or Inventory, so long as no Default or Event of Default has occurred and is continuing, proceeds of Dispositions thereof shall, at the request of the Company, be remitted to the Company to replace the subject Property with an economical unit of substantially similar character and value as the subject Property within 180 days after its Disposition; provided, that if the Company does not make such request at the time of such Disposition or if such proceeds are not so used, the applicable amount shall be applied first against the remaining installments of Term Loan A on a pro rata basis, then against Term Loan B and then, to reduce the outstanding principal balance of the Revolving Loans (but shall not permanently reduce the Aggregate Revolving Commitment).

          (m) Subsection 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a)(i)  TERM LOAN A.

          Unless Term Loan A has been accelerated pursuant to subsection 8.2(a), the Company shall repay Term Loan A on each date set forth below in the amount set forth below opposite such date:

                       DATE                          AMOUNT
                       ----                          ------
                  March 31, 2003                     $1,250,000
                  June 30, 2003                      $1,250,000
                  September 30, 2003                 $1,750,000
                  December 31, 2003                  $1,750,000
                  March 31, 2004                     $1,750,000
                  June 30, 2004                      $1,750,000

                       DATE                          AMOUNT
                       ----                          ------
                  September 30, 2004                 $2,000,000
                  December 31, 2004                  $2,000,000
                  March 31, 2005                     $2,625,000
                  June 30, 2005                      $2,625,000

          (a)(ii) TERM LOAN B.

          Unless Term Loan B has been accelerated pursuant to subsection 8.2(a), the Company shall repay the balance of the outstanding principal and interest due under Term Loan B on February 20, 2004.

          (n) Section 2.9(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a)(i) Subject to subsection 2.9(d), each Revolving Loan and Term Loan A shall bear interest on the outstanding principal amount thereof from the date when made to the date such Revolving Loan or Term Loan A is repaid
     (i) for each day during which such Revolving Loan or Term Loan A is an IBOR Loan, at IBOR for the applicable Interest Period for such Revolving Loan or Term Loan A for such day, and (ii) for each day during which such Revolving Loan or Term Loan A is a Base Rate Loan, at the Alternate Base Rate for such day; PLUS, in each case, the Applicable Margin then in effect.

          (a)(ii) Subject to subsection 2.9(d), each Term Loan B shall bear interest on the outstanding principal amount thereof from the date when made to the date such Term Loan B is repaid (i) for each day during which such Term Loan B is an IBOR Loan, at IBOR for the applicable Interest Period for such Term Loan B for such day PLUS 2.75% per annum, and (ii) for each day during which such Term Loan B is a Base Rate Loan, at the Alternate Base Rate for such day PLUS 1.25% per annum.

          (o) Section 2.10 of the Credit Agreement is hereby amended by inserting therein a new Section 2.10(d) as follows:

          (d) AMENDMENT FEE.

          The Company shall pay to the Administrative Agent for the account of the Lenders an amendment fee equal to Forty-Five Thousand Dollars ($45,000), which will be shared by the Lenders in proportion to their respective Commitment Percentages. Additionally, in the event that Term Loan B is not repaid in full on or before the Term Loan B Maturity Date, the Company shall pay to Administrative Agent on the Term Loan B Maturity Date an additional fee of One Hundred Thousand Dollars ($100,000) which also will be shared by the Lenders in proportion to their respective Commitment Percentages.

          (p) Section 3.7 of the Credit Agreement is hereby amended by deleting the phrase "Term Commitment" from the ninth line of such Section and replacing it with the phrase "Term A Commitment, Term B Commitment."

          (q) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          6.11.   USE OF PROCEEDS.

          The Company shall use the proceeds of the Revolving Loan and Term Loan A solely as follows: (a) to be allocated to the Term Loans as set forth in subsections 2.1(a)(i) and 2.1(a)(ii), (b) to finance all or a portion of the purchase price for any Permitted Acquisition, (c) to repurchase outstanding stock of the Company and (d) for working capital and other general corporate or partnership purposes not in contravention of any Requirement of Law. The Company shall use the proceeds of Term Loan B solely as follows: (a) to repurchase outstanding stock of the Company, (b) to finance all or a portion of the purchase price for any Permitted Acquisition and (c) to repay a portion of the outstanding balance of the Revolving Loans.

          (r) Section 7.6 of the Credit Agreement is hereby amended by deleting the "or" after the comma at the end of Section 7.6(c), replacing the period with ", or" at the end of Section 7.6(c) and inserting therein a new Section 7.6(d) as follows:

          (d) the transactions relating to the AutoNation Purchase.

          (s) Section 7.12 of the Credit Agreement is hereby amended by deleting the "and" after the semicolon at the end of Section 7.12(d), replacing the period with "; and" at the end of Section 7.12(e) and inserting therein a new
Section 7.12(f) as follows:

          (f) so long as no Event of Default or Default is then in existence or would be caused thereby, purchase, redeem or otherwise acquire up to 2,000,000 shares of its common stock in connection with the AutoNation Purchase with the proceeds of Term Loan B and the Revolving Loans.

          (t) Section 7.13 of the Credit Agreement is hereby amended by inserting a new Section 7.13(f) thereto as follows:

          MINUS (f) up to Twelve Million Dollars ($12,000,000) of the price paid by the Company for common stock of the Company purchased pursuant to the AutoNation Purchase.

          (u) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          7.15.   SENIOR FUNDED DEBT TO EBITDA RATIO.

          The Senior Funded Debt to EBITDA Ratio, on the last day of any fiscal quarter set forth below, shall not exceed the ratio set forth below opposite such date:

                               Date                           Ratio
                               ----                           -----
            December 31, 2002                                    2.50:1.00
            March 31, 2003, June 30, 2003 and
            September 30, 2003                                   2.75:1.00
            December 31, 2003 and each March 31,
            June 30, September 30 and December 31
            thereafter                                           2.50:1.00

          (v) Section 10.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (a) increase or extend the Revolving Commitment, Term A Commitment or Term B Commitment of any Lender (or reinstate any Revolving Commitment, Term A Commitment or Term B Commitment terminated pursuant to subsection 8.2(a)) or subject any Lender to any additional obligations;

          (w) Schedule 2.1(a) of the Credit Agreement is hereby amended and restated as set forth on Schedule 1 hereto.

          (x) Exhibit F of the Credit Agreement is hereby amended and restated as set forth on Exhibits 1 and 2 hereto.

          2. SCOPE. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

          3. EFFECTIVENESS. This First Amendment to Amended and Restated Credit Agreement shall be effective on February 20, 2003 when executed by Lenders, agreed to by Borrower, and returned to Administrative Agent on or before February 20, 2003, together with (a) reaffirmations by each guarantor of the Obligations, (b) reaffirmation by the Company of the Amended and Restated Pledge Agreement and the Amended and Restated Security Agreement, each dated as of June 21, 2002, (c) new notes, (d) an opinion from Borrower's counsel, (e) articles of incorporation of Borrower, (f) good standing certificates of Borrower in its state of incorporation and each state in which it is qualified to do business, and (g) a secretary's certificate of Borrower.

          4. COUNTERPARTS. This First Amendment to Amended and Restated Credit Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                                      Very truly yours,

                                      BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                      By /s/ David A. Johanson
                                         ---------------------------------------
                                      Its Vice President
                                         ---------------------------------------

                                      BANK OF AMERICA, N.A., as a Lender


                                      By /s/ Craig W. McGuire
                                         ---------------------------------------
                                      Its Vice President
                                         ---------------------------------------

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                        as Co-Syndication Agent and as a Lender


                                      By /s/ Steve M. Marks
                                         ---------------------------------------
                                      Its First VP
                                         ---------------------------------------

                                      FLEET NATIONAL BANK,
                                        as Co-Syndication Agent and as a Lender


                                      By [ILLEGIBLE]
                                         ---------------------------------------
                                      Its V.P.
                                         ---------------------------------------


ACKNOWLEDGED AND AGREED TO
THIS 20th DAY OF FEBRUARY, 2003:

LKQ CORPORATION


By /s/ Mark T. Spears
   --------------------------------
Its Senior Vice President
   --------------------------------

                                   SCHEDULE 1

                                 SCHEDULE 2.1(a)

                               TERM A COMMITMENTS

                        Lender                            Term A Commitment
                        ------                            -----------------
           Bank of America, N.A.                            $6,666,666.67
           LaSalle Bank National Association                $6,666,666.67
           Fleet National Bank                              $6,666,666.66

                               TERM B COMMITMENTS

                         Lender                           Term B Commitment
                         ------                           -----------------
           Bank of America, N.A.                            $3,000,000.00
           LaSalle Bank National Association                $3,000,000.00
           Fleet National Bank                              $3,000,000.00

                                    EXHIBIT 1

                                    EXHIBIT F

                               FORM OF TERM NOTE A

                              AMENDED AND RESTATED
                                   TERM NOTE A



$6,666,666.67                                          February          , 2003
                                                                ---------

                  FOR VALUE RECEIVED, LKQ Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Bank of America (the "Creditor") the principal sum of Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($6,666,666.67) or, if different, the aggregate unpaid principal amount of Term Loan A made by the Creditor pursuant to that certain Amended and Restated Credit Agreement dated as of June 21, 2002 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among the Company, the various financial institutions (including the Creditor) as are, or may from time to time become, parties thereto (the "Lenders"), LaSalle Bank National Association, as a Lender and as co-syndication agent as provided therein, Fleet National Bank, as a Lender and as co-syndication agent as provided therein and Bank of America, N.A., as administrative agent as provided therein ("Administrative Agent"), regardless of whether such principal amount is shown on the schedule attached hereto (or any continuation thereof).

                  The principal outstanding amount of this Note shall be due and payable on June 30, 2005. Prior thereto, principal shall be repaid in accordance with the terms set forth in the Credit Agreement.

                  The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity and/or judgment, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

                  Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

                  This Note is one of the Term Note As referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Company is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

                  ALL PARTIES HERETO, WHETHER AS MAKERS, ENDORSERS, OR OTHERWISE, SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR.

                  THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  This Note amends and restates in its entirety, and is made in substitution for, the certain Term Note dated as of June 21, 2002 in the original principal amount of Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($6,666,666.67) executed by the Company in favor of Creditor.

                                      LKQ CORPORATION


                                      By
                                            -----------------------------------
                                      Its
                                            -----------------------------------

                                      GRID

------------ --------------- --------------- --------------- ----------------------------------- ------------------ ----------------
                                                                         Portion of
                                                                         Principal
                                                                     Balance Maintained
                                                             -----------------------------------
                                Amount of      Outstanding
                Amount of       Principal       Principal       Base Rate            IBOR         Applicable IBOR      Notation
   Date         Term Loan        Payment         Balance           Loan              Loan         Interest Period       Made By
------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

                                    EXHIBIT 2

                                   EXHIBIT F-1

                               FORM OF TERM NOTE B

                                   TERM NOTE B


$3,000,000.00                                          February          , 2003
                                                                ---------

                  FOR VALUE RECEIVED, LKQ Corporation, a Delaware corporation (the "Company"), promises to pay to the order of Bank of America, N.A. (the "Creditor") the principal sum of Three Million and No/100 Dollars ($3,000,000.00) or, if different, the aggregate unpaid principal amount of Term Loan B made by the Creditor pursuant to that certain Amended and Restated Credit Agreement dated as of June 21, 2002 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among the Company, the various financial institutions (including the Creditor) as are, or may from time to time become, parties thereto (the "Lenders"), LaSalle Bank National Association, as a Lender and as co-syndication agent as provided therein, Fleet National Bank, as a Lender and as co-syndication agent as provided therein and Bank of America, N.A., as administrative agent as provided therein ("Administrative Agent"), regardless of whether such principal amount is shown on the schedule attached hereto (or any continuation thereof).

                  The principal outstanding amount of this Note shall be due and payable on February __, 2004. Prior thereto, principal shall be repaid in accordance with the terms set forth in the Credit Agreement.

                  The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity and/or judgment, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

                  Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

                  This Note is one of the Term Note Bs referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Company is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

                  ALL PARTIES HERETO, WHETHER AS MAKERS, ENDORSERS, OR OTHERWISE, SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR.

                  THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                         LKQ CORPORATION


                                         By
                                               --------------------------------
                                         Its
                                               --------------------------------

                                      GRID

------------ --------------- --------------- --------------- ----------------------------------- ------------------ ----------------
                                                                         Portion of
                                                                         Principal
                                                                     Balance Maintained
                                                             -----------------------------------
                                Amount of      Outstanding
                Amount of       Principal       Principal       Base Rate            IBOR         Applicable IBOR      Notation
   Date         Term Loan        Payment         Balance           Loan              Loan         Interest Period       Made By
------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

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------------ --------------- --------------- --------------- ----------------- ----------------- ------------------ ----------------

                                       3